Dreyfus Emerging Markets Debt Local Currency Fund
Summary Prospectus October 1, 2011
Class Ticker A DDBAX C DDBCX I DDBIX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated October 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to maximize total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 10 of the Prospectus and in the How to Buy Shares section on page B-45 of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none
Maximum redemption fee (as a percentage of transaction amount, charged only when selling shares you have owned for less than 60 days)	2.00	2.00	2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.75	.75	.75
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	.52	.49	.22
Total annual fund operating expenses	1.27	1.99	.97
Fee waiver and/or expense reimbursement*	-	-	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.27	1.99	.97

*The Dreyfus Corporation has contractually agreed, until October 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.10%. After October 1, 2012, The Dreyfus Corporation may terminate the expense limitation at any time.

6081SP1011

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$574	$835	$1,116	$1,915
Class C	$302	$624	$1,073	$2,317
Class I	$99	$309	$536	$1,190

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$574	$835	$1,116	$1,915
Class C	$202	$624	$1,073	$2,317
Class I	$99	$309	$536	$1,190

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 97.99% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities. These instruments consist primarily of emerging market government bonds and currency forward exchange contracts. The fund’s portfolio managers employ an investment process that uses in depth fundamental country and currency analysis disciplined by proprietary quantitative valuation models. A “top down” analysis of macroeconomic, financial and political variables guides country and currency allocation. The portfolio managers also consider other market technicals and the global risk environment. The portfolio managers seek to identify shifts in country fundamentals and consider the risk adjusted attractiveness of currency and duration returns for each emerging market country. The fund is not restricted as to credit quality when making investments in debt securities.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. These risks are heightened with respect to emerging market countries.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. To the extent the fund’s investment are concentrated in a limited number of foreign countries, the fund’s performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Dreyfus Emerging Markets Debt Local Currency Fund Summary	2

• Credit risk. The instruments in which the fund invests may have ratings that are below investment grade ("high yield" or "junk" bonds). High yield bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities may have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2009: 14.82% Worst Quarter Q1, 2009: -4.57%
The year-to-date total return of the fund's Class A shares as of 6/30/11 was 1.39%.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Dreyfus Emerging Markets Debt Local Currency Fund Summary	3

Average Annual Total Returns (as of 12/31/10) Class (Inception Date)
	1 Year	Since Inception
Class A (9/12/08) returns before taxes	6.55%	7.43%
Class A returns after taxes on distributions	5.61%	6.37%
Class A returns after taxes on distributions and sale of fund shares	4.27%	5.71%
Class C (9/12/08) returns before taxes	9.74%	8.77%
Class I (9/12/08) returns before taxes	11.96%	9.89%
JP Morgan Government Bond Index – Emerging Markets Diversified reflects no deduction for fees, expenses or taxes*	13.32%	9.28%
* For comparative purposes, the value of JP Morgan Government Bond Index – Emerging Markets Diversified on 8/31/08 is used as the beginning value on 9/12/08.
Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation. Alexander Kozhemiakin and Javier Murcio have served as the fund’s co-primary portfolio managers since September 12, 2008, the fund’s inception. Mr. Kozhemiakin and Mr. Murcio are employees of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation. Mr. Kozhemiakin is the director of emerging market strategies at Standish and Mr. Murcio is a senior sovereign analyst for emerging markets at Standish.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus Emerging Markets Debt Local Currency Fund Summary	4